UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                          DATE OF REPORT MARCH 1, 1999

                        (Date of earliest event reported)


                           BLUE DOLPHIN ENERGY COMPANY

            (Exact name of registrant as specified in its charter)


             DELAWARE                   0-15905                    73-1268729
(State or other jurisdiction of  Commission File Number:      (I.R.S. Employer
incorporation or organization)                               Identification No.)


                  801 TRAVIS, SUITE 2100, HOUSTON, TEXAS 77002
              (Address of principal executive offices) (Zip Code)


                                (713) 227-7660
             (Registrant's telephone number, including area code)

                    BLUE DOLPHIN ENERGY COMPANY AND SUBSIDIARIES

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

On March 1, 1999, a wholly owned subsidiary of Blue Dolphin Energy Company ("Company") acquired Black Marlin Pipeline Company from Enron Pipeline Company ("Enron"), for $5,404,270 cash. Black Marlin Pipeline Company is the owner of the 75 mile Black Marlin Pipeline System originating in High Island Block 136 in the Gulf of Mexico off the Texas Gulf Coast extending across Galveston Bay to onshore facilities at Texas City, Texas.

This acquisition was funded by selling a one-sixth (1/6) undivided interest in the Company's Blue Dolphin Pipeline System and the Black Marlin Pipeline System to WBI Southern, Inc. for $3,713,000 and selling a one-third (1/3) undivided interest in the Black Marlin Pipeline System to MCNIC Pipeline Processing Company ("MCNIC") for $1,801,423. MCNIC owns a one-third (1/3) undivided interest in the Blue Dolphin Pipeline System.

ITEM 7. FINANCIAL STATEMENTS, PROFORMA FINANCIAL INFORMATION AND EXHIBITS.

(A)    FINANCIAL STATEMENTS                                               PAGE

Index to Financial Statements:

Independent Auditors Report...............................................  3

Historical Summary of Revenues and Direct Operating Expenses
for the Year ended December 31, 1998 for
Black Marlin Pipeline System..............................................  4

Notes to Historical Summary of Revenues and Direct Operating Expenses.....  5

INDEPENDENT AUDITOR'S REPORT

To the Board of Directors of
BLUE DOLPHIN ENERGY COMPANY,

I have audited the accompanying Historical Summary of revenues and direct operating expenses of the Black Marlin Pipeline Company acquired by Blue Dolphin Energy Company and Subsidiaries from Enron Pipeline Company for the year ended December 31, 1998 ("Historical Summary"). This Historical Summary is the responsibility of Enron Pipeline Company's management. My responsibility is to express an opinion on the Historical Summary based on my audit.

I conducted my audit in accordance with generally accepted auditing standards. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. I believe that our audit provide a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the Form 8-K of the Blue Dolphin Energy Company) and are not intended to be a complete financial presentation of Black Marlin Pipeline Company.

In my opinion, the Historical Summary referred to above present fairly, in all material respects, revenues and direct operating expenses of the Black Marlin Pipeline Company for the year ended December 31, 1998, in conformity with generally accepted accounting principles.

                             PHILIP H. SALCHLI, CPA

Houston, Texas
May 11, 1999

HISTORICAL SUMMARY OF REVENUES
AND DIRECT OPERATING EXPENSES
OF THE BLACK MARLIN PIPELINE COMPANY
FOR THE YEAR ENDED DECEMBER 31, 1998
(in thousands)


Revenues                                               $    2,571
Direct operating expenses                                   1,118
                                                       -----------
                                                       $    1,453
                                                       ===========

The accompanying notes are an integral part of this statement.

NOTES TO THE HISTORICAL SUMMARY OF REVENUES
AND DIRECT OPERATING EXPENSES
OF THE BLACK MARLIN PIPELINE COMPANY
FOR THE YEAR ENDED DECEMBER 31, 1998


1.     OPERATIONS, ORGANIZATION AND BASIS OF PRESENTATION

      The accompanying historical summary represents the revenues and direct operating expenses of Black Marlin Pipeline Company's ("Black Marlin") Black Marlin Pipeline System. On March 1, 1999, a wholly owned subsidiary of Blue Dolphin Energy Company acquired Black Marlin from Enron Pipeline Company ("Enron"), for $5,404,270 in cash. The Company simultaneous sold a fifty percent (50%) interest in the Black Marlin Pipeline System. Black Marlin is the owner of the 75 mile Black Marlin Pipeline System originating in High Island Black 136 in the Gulf of Mexico off the Texas Gulf Coast extending across Galveston Bay to onshore facilities at Texas City, Texas.

      The Black Marlin system is a major natural gas and condensate gathering line with related shore facilities servicing the High Island Area, offshore Texas, with transportation capacity of 160/Mmcf/d and 1500 Bpd of condensate. Present throughput is approximately 55 Mmcf/d and 300 Bpd of condensate.

      The Historical Summary was prepared from the historical records of Enron (accrual basis, in accordance with generally accepted accounting principles). This Historical Summary may not be representative of future operations.

      Historical financial statements reflecting financial position, results of operations and cash flows required by generally accepted accounting principles are not presented as such information is not meaningful. Historically no allocation of general and administrative, interest or federal income tax expense was made. Accordingly, the Historical Summary are presented in lieu of the financial statements required under Rule 3-05 of Securities and Exchange Commission Regulation, S-X.


2.     RELATED PARTY ACTIVITY

      Black Marlin derived approximately 84% of its revenues from affiliated companies.


3.     COMMITMENTS AND CONTINGENCIES

      As part of the sales agreement noted above, Enron has indemnified Blue Dolphin for any liability in excess of $1,000,000 that occurred or was caused to occur prior to the effective date of the sale. This indemnification includes but is not limited to any liability such as a refund obligation imposed by the Federal Energy Regulatory Commission, litigation or taxes.

                  BLUE DOLPHIN ENERGY COMPANY AND SUBSIDIARIES

(B)    PRO FORMA FINANCIAL INFORMATION

The Pro Forma Consolidated Balance Sheet at December 31, 1998, Pro Forma Consolidated Statement of Operations for the year ended December 31, 1998 and Pro Forma Consolidated Statement of Operations for the two months ended February 28, 1999 (collectively the "Financial Statements") are presented assuming that the sale of a one-sixth (1/6) interest in the Blue Dolphin Pipeline System, and the purchase of Black Marlin Pipeline System and simultaneous sale of a fifty percent (50%) interest in the Black Marlin Pipeline System occurred as of the date of the Pro Forma Balance Sheet and at the beginning of the period for each respective Statement of Operations presented. The Financial Statements have been prepared based on the historical financial statements as of the same date or for the same period indicated.

Index to Pro Forma Financial Statements:                    Page

Pro Forma Consolidated Balance Sheet, at December 31, 1998...........  7

Pro Forma Consolidated Statement of Operations, for the year ended December  31, 1998..........................................  9

Pro Forma Consolidated Statement of Operations, for the two
   months ended February 28, 1999.................................... 11

                  BLUE DOLPHIN ENERGY COMPANY AND SUBSIDIARIES
                      PRO FORMA CONSOLIDATED BALANCE SHEET
                               DECEMBER 31, 1998

                                                                             ADJUSTMENTS
                      ASSETS                             AUDITED        DEBIT             CREDIT                  PRO FORMA
                      ------                             -------        -----             ------                  ---------
Current assets:
   Cash and cash equivalents                       $         593,509   2,795,788  (1)  2,720,181 (1) (2)                669,116
   Trade accounts receivable                                 771,268                                                    771,268
   Crude oil inventory, at market                              5,248                                                      5,248
   Prepaid expenses and other assets                         152,340                                                    152,340
                                                     ----------------                                      ---------------------
           Total current assets                            1,522,365                                                  1,597,972
                                                     ----------------                                      ---------------------
Property and equipment, at cost:
   Oil and gas properties (full-cost method)              21,210,806                                                 21,210,806
   Pipelines and onshore facilities                        3,426,252   2,621,635  (2)    831,859 (1)                  5,216,028
   Land                                                    1,133,333      80,500  (2)    283,333 (1)                    930,500
   Other property and equipment                              343,220                                                    343,220
                                                     ----------------                                      ---------------------
                                                          26,113,611                                                 27,700,554
   Less accumulated depletion, depreciation and
      amortization                                        17,172,057     253,670  (1)                                16,918,387
                                                     ----------------                                      ---------------------
                                                           8,941,554                                                 10,782,167

Deferred federal income tax                                2,010,060                     703,455 (3)                  1,306,605
Acquisition and development costs - Petroport              1,576,391                                                  1,576,391
Escrow fund                                                1,107,573                                                  1,107,573
Other assets                                                  23,867      44,172  (4)                                    68,039
                                                     ----------------                                      ---------------------
           Total Assets                            $      15,181,810                                                 16,438,747
                                                     ================                                      =====================

        LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
   Trade accounts payable and accrued expenses     $         892,190                                                    892,190
   Accrued interest payable                                  105,662                                                    105,662
   Current portion of accrued abandonment costs              206,000                                                    206,000
   Current portion of long term debt                         200,000                                                    200,000
   Income taxes payable                                       13,970                                                     13,970
                                                     ----------------                                      ---------------------
           Total current liabilities                       1,417,822                                                  1,417,822

Long-term debt                                             2,060,600                                                  2,060,600

Accrued abandonment costs, less current portion              108,594     152,766  (1)     44,172 (4)                          0

Common Stock                                                  45,046                                                     45,046
Additional paid-in capital                                17,700,833                                                 17,700,833
Retained (deficit) since January 1, 1990                  (6,151,085)    703,455  (3)  2,068,986 (1)                (4,785,554)
                                                     ----------------                                      ---------------------

      Total Liabilities and
      Stockholders' Equity                         $      15,181,810                                                 16,438,747
                                                     ================                                      =====================

                    BLUE DOLPHIN ENERGY COMPANY AND SUBSIDIARIES
                        PRO FORMA CONSOLIDATED BALANCE SHEET
                                DECEMBER 31, 1998

      (1) To record the sale of a one-sixth (1/6) interest in the Blue Dolphin Pipeline System effective December 31, 1998.

      (2) To record the acquisition of a fifty percent (50%) interest in the Black Marlin Pipeline System effective December 31, 1998.

      (3) To record federal income tax expense at the statutory rate and utilizing net operating loss carryforwards (crediting deferred tax assets), as a result of the gain on sale of a one-sixth (1/6) interest in the Blue Dolphin Pipeline System.

      (4)   To reclassify abandonment costs.

                    BLUE DOLPHIN ENERGY COMPANY AND SUBSIDIARIES
                  PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                            YEAR ENDED DECEMBER 31, 1998

                                                                                   ADJUSTMENTS
                                                             AUDITED        DEBIT             CREDIT         PRO FORMA
                                                             -------        -----             ------         ---------
Revenue from operations:
   Pipeline operations                                  $     2,788,944    469,820   (1)    1,285,500   (2)    3,604,624
   Oil and gas sales and operating fees                         769,829                                          769,829
                                                          --------------                                   --------------
         Revenue from operations                              3,558,773                                        4,374,453
                                                          --------------                                   --------------
Cost of operations:
   Pipeline operating expenses                                  796,144    557,500   (2)      149,796   (1)    1,203,848
   Lease operating expenses                                     669,377                                          669,377
   Repairs and maintenance costs                                264,630                        14,651   (1)      249,979
   Impairment of oil and gas properties                      12,011,544                                       12,011,544
   Depletion, depreciation and amortization                     400,982    199,736   (2)       29,897   (1)      570,821
   General and administrative expenses                        1,466,738     57,500   (2)                       1,524,238
                                                          --------------                                   --------------
         Cost of operations                                  15,609,415                                       16,229,807
                                                          --------------                                   --------------
         Income (loss) from operations                      (12,050,642)                                     (11,855,354)

Other income (expense):
   Interest expense                                            (215,141)                                        (215,141)
   Gain on sale of assets                                             -                     2,068,986   (3)    2,068,986
   Interest and other income                                    105,994                                          105,994
                                                          --------------                                   --------------
         Income (loss) before income taxes                  (12,159,789)                                      (9,895,515)

Income tax benefit                                            3,099,810    732,955 (2) (3)     93,662   (1)    2,460,517
                                                          --------------                                   --------------
         Net income (loss) attributable to
           common stockholders                          $    (9,059,979)                                      (7,434,998)
                                                          ==============                                   ==============
Earnings (loss) per share:
     Basic                                              $         (2.02)                                           (1.66)
                                                          ==============                                   ==============
Weighted average number of common shares
   outstanding and dilutive potential common shares:
     Basic                                                    4,492,344                                        4,492,344
                                                          ==============                                   ==============

                    BLUE DOLPHIN ENERGY COMPANY AND SUBSIDIARIES
                  PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                            YEAR ENDED DECEMBER 31, 1998

      (1) To record reductions in revenues, pipeline operating expenses, depreciation and amortization, general and administrative expenses, and provision for income taxes as a result of the sale of a one-sixth (1/6) interest in the Blue Dolphin Pipeline System effective January 1, 1998.

      (2) To record increases in revenues, pipeline operating expenses, depreciation and amortization, general and administrative expenses, and provision for income taxes as a result of the acquisition of a fifty percent (50%) interest in the Black Marlin Pipeline System effective January 1, 1998.

      (3) To record the gain from the sale of a one-sixth (1/6) interest in the Blue Dolphin Pipeline System.

                    BLUE DOLPHIN ENERGY COMPANY AND SUBSIDIARIES
                  PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                         TWO MONTHS ENDED FEBRUARY 28, 1999

                                                                         ADJUSTMENTS
                                                  UNAUDITED       DEBIT           CREDIT        PRO FORMA
                                                  ---------       -----           ------        ---------
Revenue from operations:
   Pipeline operations                          $    272,176     45,363   (1)     225,250   (2)   452,063
   Oil and gas sales and operating fees               96,497                                       96,497
                                                  -----------                                  -----------
         Revenue from operations                     368,673                                      548,560
                                                  -----------                                  -----------
Cost of operations:
   Pipeline operating expenses                       119,654     92,917   (2)      19,942   (1)   192,629
   Lease operating expenses                           98,836                                       98,836
   Repairs and maintenance costs                      50,310                                       50,310
   Depletion, depreciation and amortization           52,872     33,289   (2)       8,812   (1)    77,349
   General and administrative expenses               297,026      9,583   (2)                     306,609
                                                  -----------                                  -----------
         Cost of operations                          618,698                                      725,733
                                                  -----------                                  -----------
         Income (loss) from operations              (250,025)                                    (177,173)

Other income (expense):
   Interest expense                                  (37,738)                                     (37,738)
   Gain on sale of assets                                  -                    2,068,986   (3) 2,068,986
   Interest and other income                           8,985                                        8,985
                                                  -----------                                  -----------
         Income (loss) before income taxes          (278,778)                                   1,863,060

Income tax benefit (expense)                          89,639    708,372 (2) (3)     5,647   (1)  (613,086)
                                                  -----------                                  -----------
         Net income (loss) attributable to
           common stockholders                  $   (189,139)                                   1,249,974
                                                  ===========                                  ===========
Earnings (loss) per share:
     Basic                                      $      (0.04)                                        0.28
                                                  ===========                                  ===========
     Diluted                                                                                         0.28
                                                                                               ===========

Weighted average number of common shares
   outstanding and dilutive potential common shares:
     Basic                                         4,564,627                                    4,517,960
                                                  ===========                                  ===========

     Diluted                                                                                    4,544,895
                                                                                               ===========

                    BLUE DOLPHIN ENERGY COMPANY AND SUBSIDIARIES
                  PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                         TWO MONTHS ENDED FEBRUARY 28, 1999

      1. To record reductions in revenues, pipeline operating expenses, depreciation and amortization, general and administrative expenses, and provision for income taxes as a result of the sale of a one-sixth (1/6) interest in the Blue Dolphin Pipeline System effective January 1, 1999.

      2. To record increases in revenues, pipeline operating expenses, depreciation and amortization, general and administrative expenses, and provision for income taxes as a result of the acquisition of a fifty percent (50%) interest in the Black Marlin Pipeline System effective January 1, 1999.

      3. To record the gain from the sale of a one-sixth (1/6) interest in the Blue Dolphin Pipeline System.

                    BLUE DOLPHIN ENERGY COMPANY AND SUBSIDIARIES


(C)    EXHIBITS

10.29 Press Release March 1, 1999

10.30 Asset Purchase Agreement between WBI Southern, Inc. and Blue Dolphin Pipeline Company, Buccaneer Pipe Line CO. and Mission Energy, Inc.

10.31 Purchase and Sale Agreement between Enron Pipeline Company and Black Marlin Energy Company and Blue Dolphin Energy Company

10.32 Asset Purchase Agreement between WBI Southern, Inc. and Black Marlin Pipeline Company and Black Marlin Energy Company

10.33 Asset Purchase Agreement between MCNIC Offshore Pipeline & Processing Company and Black Marlin Pipeline Company and Black Marlin Energy Company

                 BLUE DOLPHIN ENERGY COMPANY AND SUBSIDIARIES

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                           BLUE DOLPHIN ENERGY COMPANY
      Date: May 13, 1999   By: /s/ G. Brian LLOYD
                                   G. Brian Lloyd
                                   Vice President, Treasurer